UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of report (Date of earliest event reported): August 11, 2017

EMPLOYERS HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)
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Nevada
(State or Other Jurisdiction of Incorporation)

001-33245			04-3850065
(Commission File Number)			(I.R.S. Employer Identification No.)

10375 Professional Circle
	Reno,	Nevada
(Address of Principal Executive Offices)

89521
(Zip Code)
Registrant’s telephone number including area code: (888) 682-6671

No change since last report
(Former Name or Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	EIG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant's Business and Operations
Item 1.01.    Entry into a Material Definitive Agreement

On August 11, 2017, Employers Holdings, Inc., a Nevada corporation (the “Company”), filed a Current Report on Form 8-K (the “Initial Report”) reporting that Employers Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company, had entered into a stock purchase agreement (the “Initial Purchase Agreement”) with Partner Reinsurance Company of the U.S., a New York corporation, with respect to the acquisition (the “Acquisition”) of all of the outstanding shares of capital stock of PartnerRe Insurance Company of New York, a New York corporation (“PRNY”).

On May 24, 2018, the Company filed a Current Report on Form 8-K/A, Amendment No. 1 (the “Amendment”), reporting that the parties had amended the Initial Purchase Agreement (the “Amended Purchase Agreement”) to permit, among other things, that Cerity Group, Inc., a Nevada corporation and a wholly owned subsidiary of the Company (“Cerity”) be the acquirer of PRNY.

This Current Report on Form 8-K/A, Amendment No. 2, further amends the Initial Report and the Amendment by announcing that, on July 31, 2019, Cerity completed the Acquisition. The purchase price paid at closing was equal to the sum of: (i) the amount of statutory capital and surplus of PRNY at closing ($47.6 million); and (ii) $5.8 million. The purchase price is subject to adjustment subsequent to closing in accordance with the Amended Purchase Agreement.

The foregoing description is qualified in its entirety by reference to the full text of the Amended Purchase Agreement, which is contained in Exhibit 10.1 to the Company’s Form 8-K/A dated May 24, 2018, and is incorporated by reference herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPLOYERS HOLDINGS, INC.
Dated:	August 1, 2019	/s/ Michael S. Paquette
Michael S. Paquette
Executive Vice President,
Chief Financial Officer